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                                                                   Exhibit 10.19


                                                                  EXECUTION COPY


                           THIRD AMENDMENT AND WAIVER


            THIRD AMENDMENT AND WAIVER, dated as of December 21, 2001 (this "AMENDMENT"), to the Credit Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "PARENT BORROWER"), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE BANK OF NEW YORK, as documentation agent, BANC OF AMERICA SECURITIES LLC, as syndication agent, and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent and administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :
                              - - - - - - - - - -


            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower;

            WHEREAS, the Parent Borrower and certain of its subsidiaries, in connection with the Moveline Transaction, contributed Meridian Resources Limited, software and human capital in exchange for the Moveline Preferred Stock;

            WHEREAS, the Parent Borrower has requested certain amendments to the Credit Agreement, and waivers of certain provisions thereof, to allow its parent company, Allied Worldwide, Inc. (formerly known as NA Holding Corporation) to acquire Moveline through a stock-for-stock merger of Moveline with and into a wholly-owned limited liability company (the "ACQUISITION LLC") to be organized by the Parent Borrower, with the Acquisition LLC as the surviving company (the "MOVELINE MERGER");

            WHEREAS, immediately following the Moveline Merger, the Parent Borrower will contribute (the "CONTRIBUTION") the Acquisition LLC (which will have succeeded to all of the assets and liabilities of Moveline) to Allied Van Lines Inc., a Wholly Owned Subsidiary of the Parent Borrower ("AVL");

            WHEREAS, immediately following the Contribution, the Acquisition LLC will be merged with and into AVL, with AVL as the surviving corporation (the "AVL MERGER", and together with the Moveline Merger and the Contribution, the "MOVELINE ACQUISITION"); and

            WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein.

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            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

            SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. AMENDMENTS TO SUBSECTION 1.1 (DEFINED TERMS). (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

            "ACQUISITION LLC": NAVCO Holdings 2001 LLC, a Delaware limited liability company, that is a Wholly Owned Subsidiary of the Parent Borrower.

            "AVL": Allied Van Lines Inc., a Delaware corporation that is a Guarantor and a Wholly Owned Subsidiary of the Parent Borrower.

            "MOVELINE ACQUISITION": (i) the merger of Moveline with and into Acquisition LLC, with Acquisition LLC being the surviving company, (ii) the contribution by NAVL of Acquisition LLC to AVL, and (iii) the merger of Acquisition LLC with and into AVL, with AVL being the surviving corporation.

            (b) The definition of "EBITDA" in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (j) and inserting "," in lieu thereof and (ii) inserting the following after clause
(k):

      and (l) for any period ending on or prior to December 31, 2002, any losses incurred by Moveline for such period and any costs incurred for such period in connection with the Moveline strategic initiatives identified by the Parent Borrower, PROVIDED that the amounts referred to in this clause
      (l) shall not exceed $25,000,000 in the aggregate

            (c) Upon consummation of the Moveline Merger, subsection 1.1 of the Credit Agreement shall be amended by deleting therefrom the definitions of "Meridian Resources Limited", "Moveline Business", "Moveline Contributed Assets", "Moveline Human Capital", "Moveline Preferred Stock", "Moveline Shareholder Agreements" and "Moveline Transaction" in their respective entireties.

            SECTION 3. AMENDMENTS TO SUBSECTION 8.5 (LIMITATION ON FUNDAMENTAL CHANGES). Subsection 8.5 of the Credit Agreement is hereby amended by (a) deleting the "and" at the end of clause (c), (b) deleting the "." at the end of clause (d) and inserting "; and" in lieu thereof and (c) inserting the following after clause (d):

            (e) the Moveline Acquisition.

            SECTION 4. WAIVER OF SUBSECTION 8.10 (LIMITATIONS ON CERTAIN ACQUISITIONS). Clause (x) of the proviso in Subsection 8.10 is hereby waived to the extent necessary to permit the Moveline Acquisition.

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            SECTION 5. WAIVER OF SUBSECTION 8.16(B) (LIMITATION ON LINES OF
BUSINESS: CREATION OF SUBSIDIARIES). Subsection 8.16(b) is hereby waived to the extent necessary to permit the creation of Acquisition LLC by the Parent Borrower; PROVIDED, that upon the consummation of the merger of Moveline with and into Acquisition LLC (with Acquisiton LLC as the surviving Company), the Parent Borrower immediately contributes Acquisition LLC to AVL and immediately after such contribution causes the merger of Acquisition LLC with and into AVL (with AVL as the surviving corporation).

            SECTION 6. SECOND AMENDMENT. (a) Upon consummation of the Moveline Merger, the amendments to subsections 4.4(c), 8.3, 8.4, 8.6(a), 8.9 and 8.11 of the Credit Agreement effected by Sections 2(b), 2(c), and 3 through 8 of the Second Amendment, dated as of August 11, 2000 (the "SECOND AMENDMENT"), to the Credit Agreement shall be of no further force or effect, such that, from and after the effective date of the Moveline Merger, such subsections of the Credit Agreement shall read in their respective entireties as such subsections were in effect immediately prior to the effectiveness of the Second Amendment.

            SECTION 7. AMENDMENTS TO THE GUARANTEE AND COLLATERAL AGREEMENT. (a)
Section 5.4.2(i) of the Guarantee and Collateral Agreement is hereby amended by deleting clause (m) of paragraph (i) in its entirety and inserting in lieu thereof the following:

      (m) the acquisition of Moveline through a stock-for-stock merger of Moveline and Acquisition LLC and the issuance by Holding of shares of its Common Stock in consideration therefor

            (b) Section 5.4.2(ix) of the Guarantee and Collateral Agreement is hereby amended by inserting the following at the end thereof:

      and, until the consummation of the merger referred to in Section 5.4.2(i)(m), the ownership of shares of Capital Stock of Moveline

            (c) Upon consummation of the Moveline Merger, the amendment to
Schedule 2 of the Guarantee and Collateral Agreement effected by Section 9(b) of the Second Amendment shall be of no further force or effect, such that, from and after the effective date of the Moveline Merger, such schedule shall read in its entirety as such schedule was in effect immediately prior to the effectiveness of the Second Amendment.

            SECTION 8. RELEASE. Upon consummation of the Moveline Merger, the Lien pursuant to the Guarantee and Collateral Agreement upon any Pledged Stock (as defined in the Guarantee and Collateral Agreement) issued by Moveline and pledged in connection with the Second Amendment shall be automatically released, and the Administrative Agent shall execute and deliver to the Parent Borrower (at the sole cost of the Parent Borrower) all releases and other documents (including without limitation Uniform Commercial Code termination statements) necessary or reasonably desirable for the release of such Liens, and shall deliver to the Parent Borrower all certificates representing such Pledged Stock, together with any related executed stock powers delivered by the Parent Borrower to the Administrative Agent in connection with such pledge.

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            SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above (the "AMENDMENT EFFECTIVE DATE") upon the receipt by the Administrative Agent of (i) this Amendment, executed by the Required Lenders and the Parent Borrower and (ii) the attached Acknowledgment and Consent, executed by each Guarantor.

            SECTION 10. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Parent Borrower in
Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

            SECTION 11. PAYMENT OF EXPENSES. The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 12. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. On and after the Amendment Effective Date, each reference in the Guarantee and Collateral Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to "the Guarantee and Collateral Agreement", "thereunder", "thereof" or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

            SECTION 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 14. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed

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counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

            SECTION 15. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    NORTH AMERICAN VAN LINES, INC.


                                    By: /s/ Ralph A. Ford
                                       ----------------------------------------
                                       Name:  Ralph A. Ford
                                       Title: Secretary


                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent and as a Lender


                                    By: /s/ William J. Caggiano
                                       ----------------------------------------
                                       Name:  William J. Caggiano
                                       Title: Managing Director


                                    THE BANK OF NEW YORK


                                    By: /s/ Maurice A. Campbell
                                       ----------------------------------------
                                       Name:  Maurice A. Campbell
                                       Title: Assistant Vice President


                                    BANK OF AMERICA, N.A.


                                    By: /s/ W. Thomas Barnett
                                       ----------------------------------------
                                       Name:  W. Thomas Barnett
                                       Title: Managing Director


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                                    BANKERS TRUST COMPANY


                                    By: /s/ Marguerite Sutton
                                       ---------------------------------------
                                       Name:  Marguerite Sutton
                                       Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                    By: /s/ David Fraenkel
                                       ---------------------------------------
                                       Name:  David Fraenkel
                                       Title: Vice President


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                                    DEBT STRATEGIES FUND, INC. PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                    By: /s/ Anthony Heyman
                                       ---------------------------------------
                                       Name:  Anthony Heyman
                                       Title: Authorized Signatory
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                                    MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                    By: /s/ Anthony Heyman
                                       ---------------------------------------
                                       Name:  Anthony Heyman
                                       Title: Authorized Signatory


                                    MASTER SENIOR FLOATING RATE TRUST


                                    By: /s/ Anthony Heyman
                                       ---------------------------------------
                                       Name:  Anthony Heyman
                                       Title: Authorized Signatory


                                    NATIONAL CITY BANK OF INDIANA


                                    By: /s/ Mark A. Minnick
                                       ---------------------------------------
                                       Name:  Mark A. Minnick
                                       Title: Senior Vice President


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                                    VAN KAMPEN PRIME RATE INCOME TRUST

                                       By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Ernest V. Hodge
                                       ---------------------------------------
                                       Name:  Ernest V. Hodge
                                       Title: Vice President


                                    VAN KAMPEN SENIOR FLOATING RATE
                                      FUND

                                       By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Ernest V. Hodge
                                       ---------------------------------------
                                       Name:  Ernest V. Hodge
                                       Title: Vice President


                                    VAN KAMPEN SENIOR INCOME TRUST

                                       By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Ernest V. Hodge
                                       ---------------------------------------
                                       Name:  Ernest V. Hodge
                                       Title: Vice President


                                    TEXTRON FINANCIAL CORPORATION


                                    By: /s/ Matthew J. Colgan
                                       ---------------------------------------
                                       Name:  Matthew J. Colgan
                                       Title: Director

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                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1999, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

                                    ALLIED WORLDWIDE, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Assistant Secretary


                                    FLEET INSURANCE MANAGEMENT, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Assistant Secretary


                                    FRONTRUNNER WORLDWIDE, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Assistant Secretary


                                    GREAT FALLS NORTH AMERICAN, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Assistant Secretary


                                    NACAL, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Assistant Secretary

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                                    NAVTRANS INTERNATIONAL FREIGHT
                                      FORWARDING, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President


                                    NORTH AMERICAN DISTRIBUTION
                                      SYSTEMS, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President


                                    NORTH AMERICAN LOGISTICS, LTD.


                                    By: /s/ Ralph A. Ford
                                       ---------------------------------------
                                       Name:  Ralph A. Ford
                                       Title: Vice President


                                    NORTH AMERICAN VAN LINES OF TEXAS,
                                      INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President


                                    RELOCATION MANAGEMENT SYSTEMS,
                                      INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President

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                                    NAVTRANS INTERNATIONAL FREIGHT
                                      FORWARDING, INC.


                                    By: /s/ Ralph A. Ford
                                       ---------------------------------------
                                       Name:  Ralph A. Ford
                                       Title: Vice President


                                    NORTH AMERICAN DISTRIBUTION
                                      SYSTEMS, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary


                                    NORTH AMERICAN LOGISTICS, LTD.


                                    By: /s/ Ralph A. Ford
                                       ---------------------------------------
                                       Name:  Ralph A. Ford
                                       Title: Vice President


                                    NORTH AMERICAN VAN LINES OF TEXAS,
                                      INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary


                                    RELOCATION MANAGEMENT SYSTEMS,
                                      INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary

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                                    A RELOCATION SOLUTIONS MANAGEMENT
                                     COMPANY


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary


                                    ALLIED FREIGHT FORWARDING, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary


                                    ALLIED VAN LINES, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President and Secretary


                                    ALLIED INTERNATIONAL N.A., INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Vice President


                                    ALLIED VAN LINES TERMINAL COMPANY


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary


                                    VANGUARD INSURANCE AGENCY, INC.


                                    By: /s/ Robert J. Henry
                                       ---------------------------------------
                                       Name:  Robert J. Henry
                                       Title: Secretary